Exhibit 99.1
--------------------------------------------------------      ----------------
CASE NAME:                      Venus Exploration, Inc
--------------------------------------------------------

--------------------------------------------------------
CASE:                           02-13109-BP-11
--------------------------------------------------------
                                                                  ACCRUAL BASIS
--------------------------------------------------------
JUDGE:  Bill Parker                                                  3/19/04
--------------------------------------------------------







                            UNITED STATES BANKRUPTCY COURT
                                 EASTERN DISTRICT OF TEXAS
                                MONTHLY OPERATING REPORTS
                             MONTH ENDING: February, 2004

                                                                     Note 1

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I
DECLARE UNDER PENALTY OF PERJURY I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.










   RESPONSIBLE PARTY:


                                                    CEO
                                                    --------------
   ORIGINAL SIGNATURE OF RESPONSIBLE PARTY          TITLE


   Eugene L. Ames, Jr
   ----------------------------
   PRINTED NAME OF RESPONSIBLE PARTY                DATE
                                                        3/19/2004



   PREPARER:


                                                    Chief Accounting Officer
                                                    ----------------------------
   ORIGINAL SIGNATURE OF PREPARER                   TITLE


   Terry F. Hardeman
   ----------------------------
   PRINTED NAME OF PREPARER                         DATE
                                                    3/19/2004



  --------------------------------------------------------
  CASE NAME:                      Venus Exploration, Inc                 ACCRUAL BASIS-1
  --------------------------------------------------------

  --------------------------------------------------------
  CASE:                           02-13109-BP-11                                3/19/04
  --------------------------------------------------------

  ------------------------------------------------------------------------------------------------------
  COMPARATIVE BALANCE SHEET
  ------------------------------------------------------------------------------------------------------
                                                SCHEDULE       MONTH          MONTH          MONTH
                                                          ----------------------------------------------
  ASSETS                                         AMOUNT     Dec., 2003     Jan., 2004      Feb., 2004
  ------------------------------------------------------------------------------------------------------
   1. UNRESTRICTED CASH                                       $49,258.06     $69,653.95      $53,619.27
  ------------------------------------------------------------------------------------------------------
   2. RESTRICTED CASH             Schedule 15              $1,946,370.91  $1,947,522.90   $1,948,601.09
  ------------------------------------------------------------------------------------------------------
   3. TOTAL CASH                                           $1,995,628.97  $2,017,176.85   $2,002,220.36
  ------------------------------------------------------------------------------------------------------
   4. ACCOUNTS RECEIVABLE, NET                               $271,457.66    $286,247.40     $288,769.71
  ------------------------------------------------------------------------------------------------------
   5. INVENTORY
  ------------------------------------------------------------------------------------------------------
   6. NOTES RECEIVABLE
  ------------------------------------------------------------------------------------------------------
   7. PREPAID EXPENSES            Schedule 16                $199,015.75    $196,853.47     $194,691.16
  ------------------------------------------------------------------------------------------------------
   8. OTHER (ATTACH LIST)
  ------------------------------------------------------------------------------------------------------
   9. TOTAL CURRENT ASSETS                                 $2,466,102.38  $2,500,277.72   $2,485,681.23
  ------------------------------------------------------------------------------------------------------
  10. PROPERTY, PLANT, & EQUIPMENT                         $5,760,277.71  $5,762,068.17   $5,762,061.52
  ------------------------------------------------------------------------------------------------------
  11. LESS:  ACCUMULATED DEPRECIATION/DEPLETION           ($4,036,474.87)($4,052,284.25) ($4,068,093.63)
  ------------------------------------------------------------------------------------------------------
  12. NET PROPERTY, PLANT & EQUIPMENT                      $1,723,802.84  $1,709,783.92   $1,693,967.89
  ------------------------------------------------------------------------------------------------------
  13. DUE FROM INSIDERS                                        $6,822.75      $7,844.30       $7,124.23
  ------------------------------------------------------------------------------------------------------
      OTHER ASSETS - NET OF       Schedule 1
  14.  AMORTIZATION (ATTACH LIST)                              $6,545.00      $6,545.00       $6,545.00
  ------------------------------------------------------------------------------------------------------
  15. OTHER (ATTACH LIST)
  ------------------------------------------------------------------------------------------------------
   16 TOTAL ASSETS                                         $4,203,272.97  $4,224,450.94   $4,193,318.35
  ------------------------------------------------------------------------------------------------------
  POSTPETITION LIABILITIES
  ------------------------------------------------------------------------------------------------------
  17. ACCOUNTS PAYABLE                                        $96,818.40     $74,682.83      $46,425.64
  ------------------------------------------------------------------------------------------------------
  18. TAXES PAYABLE
  ------------------------------------------------------------------------------------------------------
  19. NOTES PAYABLE               Note 3                     $125,000.00    $125,000.00     $125,000.00
  ------------------------------------------------------------------------------------------------------
  20. PROFESSIONAL FEES                                      $277,832.26    $277,832.26     $277,832.26
  ------------------------------------------------------------------------------------------------------
  21. SECURED DEBT
  ------------------------------------------------------------------------------------------------------
  22. OTHER (ATTACH LIST)         Accrued Payables            $55,868.95     $75,677.41      $93,745.96
  ------------------------------------------------------------------------------------------------------
  23. TOTAL POSTPETITION LIABILITIES                         $555,519.61    $553,192.50     $543,003.86
  ------------------------------------------------------------------------------------------------------
  PREPETITION LIABILITIES
  ------------------------------------------------------------------------------------------------------
  24. SECURED DEBT                                         $1,502,673.97  $1,502,673.97   $1,502,440.98
  ------------------------------------------------------------------------------------------------------
  25. PRIORITY DEBT
  ------------------------------------------------------------------------------------------------------
  26. UNSECURED DEBT                                       $6,049,477.51  $6,049,477.51   $6,049,477.51
  ------------------------------------------------------------------------------------------------------
  27. OTHER (ATTACH LIST)         Schedule 2                  $29,124.05     $27,527.94      $25,931.83
  ------------------------------------------------------------------------------------------------------
  28. TOTAL PREPETITION LIABILITIES                        $7,581,275.53  $7,579,679.42   $7,577,850.32
  ------------------------------------------------------------------------------------------------------
  29. TOTAL LIABILITIES                                    $8,136,795.14  $8,132,871.92   $8,120,854.18
  ------------------------------------------------------------------------------------------------------
  EQUITY
  ------------------------------------------------------------------------------------------------------
  30. PREPETITION OWNERS' EQUITY                          ($3,752,128.04)($3,752,128.04) ($3,752,128.04)
  ------------------------------------------------------------------------------------------------------
  31. POSTPETITION CUMULATIVE PROFIT OR (LOSS)               ($14,370.63)   ($13,487.77)    ($13,555.44)
  ------------------------------------------------------------------------------------------------------
      DIRECT CHARGES TO EQUITY    Note 2
  32.  (ATTACHMENT EXPLANATION)                             ($167,023.50)  ($142,805.17)   ($161,852.35)
  ------------------------------------------------------------------------------------------------------
  33. TOTAL EQUITY                                        ($3,933,522.17)($3,908,420.98) ($3,927,535.83)
  ------------------------------------------------------------------------------------------------------
  34. TOTAL LIABILITIES & OWNERS' EQUITY                   $4,203,272.97  $4,224,450.94   $4,193,318.35
  ------------------------------------------------------------------------------------------------------
                                                                   $0.00          $0.00           $0.00
--------------------------------------------------------------------------------------------------------


--------------------------------------------------------
CASE NAME:                      Venus Exploration, Inc               ACCRUAL BASIS-2
--------------------------------------------------------

--------------------------------------------------------
CASE:                           02-13109-BP-11                            3/19/04
--------------------------------------------------------

--------------------------------------------
INCOME STATEMENT
-----------------------------------------------------------------------------------------------
                                               MONTH        MONTH        MONTH       QUARTER
                                            ---------------------------------------------------
REVENUES                                     Dec., 2003  Jan., 2004   Feb., 2004      TOTAL
-----------------------------------------------------------------------------------------------
 1. GROSS REVENUES              Note 2      $128,912.08  $140,542.65  $137,431.62  $406,886.35
-----------------------------------------------------------------------------------------------
 2. LESS: RETURNS & DISCOUNTS
-----------------------------------------------------------------------------------------------
 3. NET REVENUE                 Schedule 13 $128,912.08  $140,542.65  $137,431.62  $406,886.35
-----------------------------------------------------------------------------------------------
COSTS OF GOODS SOLD
-----------------------------------------------------------------------------------------------
 4. MATERIAL
-----------------------------------------------------------------------------------------------
 5. DIRECT LABOR
-----------------------------------------------------------------------------------------------
 6. DIRECT OVERHEAD
-----------------------------------------------------------------------------------------------
 7. TOTAL COST OF GOODS SOLD                      $0.00        $0.00        $0.00        $0.00
-----------------------------------------------------------------------------------------------
 8. GROSS PROFIT                            $128,912.08  $140,542.65  $137,431.62  $406,886.35
-----------------------------------------------------------------------------------------------
OPERATING EXPENSES
-----------------------------------------------------------------------------------------------
    OFFICER /  INSIDER
 9.  COMPENSATION                                 $0.00        $0.00        $0.00        $0.00
-----------------------------------------------------------------------------------------------
10. SELLING & MARKETING
-----------------------------------------------------------------------------------------------
11. GENERAL & ADMINISTRATIVE    Schedule 3   $32,059.58   $35,513.42   $36,440.64  $104,013.64
-----------------------------------------------------------------------------------------------
12. RENT & LEASE                              $3,749.88    $3,749.88    $3,749.88   $11,249.64
-----------------------------------------------------------------------------------------------
13. OTHER (ATTACH LIST)         Schedule 4   $57,339.89   $69,485.18   $68,674.53  $195,499.60
-----------------------------------------------------------------------------------------------
14. TOTAL OPERATING EXPENSES                 $93,149.35  $108,748.48  $108,865.05  $310,762.88
-----------------------------------------------------------------------------------------------
    INCOME BEFORE NON-OPERATING INCOME &
15.  EXPENSE                                 $35,762.73   $31,794.17   $28,566.57   $96,123.47
-----------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSE
-----------------------------------------------------------------------------------------------
    NON-OPERATING INCOME (ATT.  Schedule 5
16.  LIST)                                    $1,183.51    $1,259.53    $1,078.19    $3,521.23
-----------------------------------------------------------------------------------------------
    NON-OPERATING EXPENSE (ATT.
17.  LIST)
-----------------------------------------------------------------------------------------------
18. INTEREST EXPENSE            Schedule 11  $14,846.19   $14,861.46   $13,903.05   $43,610.70
-----------------------------------------------------------------------------------------------
19. DEPRECIATION / DEPLETION                 $15,928.88   $15,809.38   $15,809.38   $47,547.64
-----------------------------------------------------------------------------------------------
20. AMORTIZATION                                                                         $0.00
-----------------------------------------------------------------------------------------------
21. OTHER (ATTACH LIST)                                                                  $0.00
-----------------------------------------------------------------------------------------------
22. NET OTHER INCOME & EXPENSES              $29,591.56   $29,411.31   $28,634.24   $87,637.11
-----------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
-----------------------------------------------------------------------------------------------
23. PROFESSIONAL FEES           Schedule 14                                              $0.00
-----------------------------------------------------------------------------------------------
24. U. S. TRUSTEE FEES                                     $1,500.00                 $1,500.00
-----------------------------------------------------------------------------------------------
25. OTHER (ATTACH LIST)         Schedule 6        $0.00        $0.00        $0.00        $0.00
-----------------------------------------------------------------------------------------------
    TOTAL REORGANIZATION
26.  EXPENSES                                     $0.00    $1,500.00        $0.00    $1,500.00
-----------------------------------------------------------------------------------------------
27. INCOME TAX
-----------------------------------------------------------------------------------------------
28. NET PROFIT (LOSS)                         $6,171.17      $882.86      ($67.67)   $6,986.36
-----------------------------------------------------------------------------------------------


--------------------------------------------------------
CASE NAME:                      Venus Exploration, Inc               ACCRUAL BASIS-3
--------------------------------------------------------

--------------------------------------------------------
CASE:                           02-13109-BP-11                            3/19/04
--------------------------------------------------------


-----------------------------------------------------------------------------------------------
CASH RECEIPTS AND                              MONTH        MONTH        MONTH       QUARTER
                                            ---------------------------------------------------
DISBURSEMENTS                                Dec., 2003  Jan., 2004   Feb., 2004      TOTAL
-----------------------------------------------------------------------------------------------
 1. CASH - BEGINNING OF MONTH                $70,771.87   $49,258.06   $69,653.95   $70,771.87
-----------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
-----------------------------------------------------------------------------------------------
 2. CASH SALES                               $50,110.27  $104,645.47   $74,185.34  $228,941.08
-----------------------------------------------------------------------------------------------
COLLECTIONS OF ACCOUNTS
 RECEIVABLE
-----------------------------------------------------------------------------------------------
 3. PREPETITON                                                                           $0.00
-----------------------------------------------------------------------------------------------
 4. POSTPETITION                              $8,488.49    $2,804.80    $2,631.33   $13,924.62
-----------------------------------------------------------------------------------------------
 5. TOTAL OPERATING RECEIPTS                 $58,598.76  $107,450.27   $76,816.67  $242,865.70
-----------------------------------------------------------------------------------------------
NON-OPERATING RECEIPTS
-----------------------------------------------------------------------------------------------
    LOANS & ADVANCES (ATTACH
 6.  LIST)
-----------------------------------------------------------------------------------------------
 7. SALE OF ASSETS
-----------------------------------------------------------------------------------------------
 8. OTHER (ATTACH LIST)         Schedule 7      $279.16    $3,018.75    $4,694.80    $7,992.71
-----------------------------------------------------------------------------------------------
    TOTAL NON-OPERATING
 9.  RECEIPTS                                   $279.16    $3,018.75    $4,694.80    $7,992.71
-----------------------------------------------------------------------------------------------
10. TOTAL RECEIPTS                           $58,877.92  $110,469.02   $81,511.47  $250,858.41
-----------------------------------------------------------------------------------------------
11. TOTAL CASH AVAILABLE                    $129,649.79  $159,727.08  $151,165.42  $321,630.28
-----------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
-----------------------------------------------------------------------------------------------
12. NET PAYROLL                               $2,886.33    $2,886.33    $2,886.33    $8,658.99
-----------------------------------------------------------------------------------------------
13. PAYROLL TAXES PAID                        $2,948.05    $1,373.84    $1,371.37    $5,693.26
-----------------------------------------------------------------------------------------------
    SALES, USE & OTHER TAXES
14.  PAID
-----------------------------------------------------------------------------------------------
15. SECURED / RENTAL / LEASES
-----------------------------------------------------------------------------------------------
 16 UTILITIES
-----------------------------------------------------------------------------------------------
17. INSURANCE
-----------------------------------------------------------------------------------------------
18. INVENTORY PURCHASES
-----------------------------------------------------------------------------------------------
19. VEHICLE EXPENSES
-----------------------------------------------------------------------------------------------
20. TRAVEL
-----------------------------------------------------------------------------------------------
21. ENTERTAINMENT
-----------------------------------------------------------------------------------------------
22. REPAIRS & MAINTENANCE
-----------------------------------------------------------------------------------------------
23. SUPPLIES
-----------------------------------------------------------------------------------------------
24. ADVERTISING
-----------------------------------------------------------------------------------------------
25. OTHER (ATTACH LIST)         Schedule 8   $74,557.35   $85,812.96   $93,288.45  $253,658.76
-----------------------------------------------------------------------------------------------
    TOTAL OPERATING
26.  DISBURSEMENTS                           $80,391.73   $90,073.13   $97,546.15  $268,011.01
-----------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
-----------------------------------------------------------------------------------------------
27. PROFESSIONAL FEES
-----------------------------------------------------------------------------------------------
28. U.S. TRUSTEE FEES
-----------------------------------------------------------------------------------------------
29. OTHER (ATTACH LIST)
-----------------------------------------------------------------------------------------------
    TOTAL REORGANIZATION
30.  EXPENSES
-----------------------------------------------------------------------------------------------
31. TOTAL DISBURSEMENTS                      $80,391.73   $90,073.13   $97,546.15  $268,011.01
-----------------------------------------------------------------------------------------------
32. NET CASH FLOW                           ($21,513.81)  $20,395.89  ($16,034.68) ($17,152.60)
-----------------------------------------------------------------------------------------------
33. CASH - END OF MONTH         Schedule 12  $49,258.06   $69,653.95   $53,619.27   $53,619.27
-----------------------------------------------------------------------------------------------

--------------------------------------------------------
CASE NAME:                      Venus Exploration, Inc               ACCRUAL BASIS - 4
--------------------------------------------------------

--------------------------------------------------------
CASE:                           02-13109-BP-11                             3/19/04
--------------------------------------------------------

------------------------------------------------------------------------------------------------
                                              SCHEDULE      MONTH        MONTH         MONTH
                                                        ----------------------------------------
ACCOUNTS RECEIVABLE AGING                      AMOUNT    Dec., 2003    Jan., 2004   Feb., 2004
------------------------------------------------------------------------------------------------
 1.                     0 - 30                           $125,780.89   $134,856.10  $131,589.51
------------------------------------------------------------------------------------------------
 2.                    31 - 60                               $413.76     $5,862.01   $22,642.08
------------------------------------------------------------------------------------------------
 3.                    61 - 90                             $3,687.27         $0.44    $5,377.80
------------------------------------------------------------------------------------------------
 4.                       91 +                           $213,198.45   $217,151.56  $200,783.03
------------------------------------------------------------------------------------------------
 5. TOTAL ACCOUNTS RECEIVABLE                            $343,080.37   $357,870.11  $360,392.42
------------------------------------------------------------------------------------------------
    AMOUNT CONSIDERED
 6.  UNCOLLECTABLE                                        $71,622.71    $71,622.71   $71,622.71
------------------------------------------------------------------------------------------------
 7. ACCOUNTS RECEIVABLE, NET                             $271,457.66   $286,247.40  $288,769.71
------------------------------------------------------------------------------------------------

--------------------------------------------------------
                                                               MONTH:  Feb., 2004
                                                                     ---------------------------
AGING OF POSTPETITON TAXES AND PAYABLES
------------------------------------------------------------------------------------------------
TAXES PAYABLE                   0 -  30 DAYS 31 -  60   61 - 90 DAYS   91 +  DAYS      TOTAL
                                                DAYS
------------------------------------------------------------------------------------------------
 1. FEDERAL                           $0.00       $0.00        $0.00         $0.00        $0.00
------------------------------------------------------------------------------------------------
 2. STATE                             $0.00       $0.00        $0.00         $0.00        $0.00
------------------------------------------------------------------------------------------------
 3. LOCAL                             $0.00       $0.00        $0.00         $0.00        $0.00
------------------------------------------------------------------------------------------------
 4. OTHER (ATTACH LIST)               $0.00       $0.00        $0.00         $0.00        $0.00
------------------------------------------------------------------------------------------------
 5. TOTAL TAXES PAYABLE               $0.00       $0.00        $0.00         $0.00        $0.00
------------------------------------------------------------------------------------------------

--------------------------------            ----------------------------------------------------
 6. ACCOUNTS PAYABLE                                                                      $0.00
--------------------------------            ----------------------------------------------------

--------------------------------------------
                                                               MONTH:  Feb., 2004
                                                                     ---------------------------
STATUS OF POSTPETITION TAXES
------------------------------------------------------------------------------------------------
FEDERAL                                      BEGINNING     AMOUNT     AMOUNT PAID   ENDING TAX
                                                TAX      WITHHELD AND                LIABILITY
                                              LIABILITY   OR ACCRUED
------------------------------------------------------------------------------------------------
 1. WITHHOLDING**                                 $0.00      $488.60       $488.60        $0.00
------------------------------------------------------------------------------------------------
 2. FICA - EMPLOYEE**                             $0.00      $279.57       $279.57        $0.00
------------------------------------------------------------------------------------------------
 3. FICA - EMPLOYER**                             $0.00      $279.57       $279.57        $0.00
------------------------------------------------------------------------------------------------
 4. UNEMPLOYMENT                                  $0.00       $26.77        $26.77        $0.00
--------------------------------------------                                       -------------
 5. INCOME                                        $0.00        $0.00         $0.00        $0.00
--------------------------------------------                                       -------------
 6. OTHER (ATTACH LIST)                           $0.00        $0.00         $0.00        $0.00
------------------------------------------------------------------------------------------------
 7. TOTAL FEDERAL TAXES                           $0.00    $1,074.51     $1,074.51        $0.00
------------------------------------------------------------------------------------------------
STATE AND LOCAL
------------------------------------------------------------------------------------------------
 8. WITHHOLDING                                       0        $0.00         $0.00        $0.00
--------------------------------------------------------                           -------------
 9. SALES                                             0        $0.00         $0.00        $0.00
------------------------------------------------------------------------------------------------
10. EXCISE                                            0        $0.00         $0.00        $0.00
------------------------------------------------------------------------------------------------
11. UNEMPLOYMENT                                      0      $296.86       $296.86        $0.00
--------------------------------------------------------                           -------------
12. REAL PROPERTY                                     0        $0.00         $0.00        $0.00
--------------------------------------------------------                           -------------
13. PERSONAL PROPERTY                                 0        $0.00         $0.00        $0.00
--------------------------------------------------------                           -------------
14. OTHER (ATTACH LIST)                               0        $0.00         $0.00        $0.00
------------------------------------------------------------------------------------------------
15. TOTAL STATE & LOCAL                           $0.00      $296.86       $296.86        $0.00
------------------------------------------------------------------------------------------------
16. TOTAL TAXES                                   $0.00    $1,371.37     $1,371.37        $0.00
------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report this amount should be zero.

**   Attach photocopies of IRS Form 6123 or your FTD coupon and                     Schedule 9
     payment receipt to verify payment or deposit.



--------------------------------------------------------
CASE NAME:                      Venus Exploration, Inc               ACCRUAL BASIS - 5
--------------------------------------------------------

--------------------------------------------------------
CASE:                           02-13109-BP-11                            3/19/04
--------------------------------------------------------

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach addition sheets if necessary.





--------------------------------------------
                                                               MONTH: Feb., 2004
                                                                     ----------------------------
BANK RECONCILIATIONS                         Account #1  Account #2   Account #3
-------------------------------------------------------------------------------------------------
A.      BANK                                   Frost        Frost        Frost
-------------------------------------------------------------------------------------------------
B       ACCOUNT NUMBER                       01 0445703   01 0445606   01 0445681      TOTAL
-------------------------------------------------------------------------------------------------
C       PURPOSE (TYPE):                       Regular      Payroll      Rental
-------------------------------------------------------------------------------------------------
 1. BALANCE PER BANK STATEMENT                83,965.50       230.58       121.53     $84,317.61
-------------------------------------------------------------------------------------------------
    ADD:  TOTAL DEPOSITS NOT
 2.  CREDITED                                                                              $0.00
-------------------------------------------------------------------------------------------------
    SUBTRACT:  OUTSTANDING
 3.  CHECKS                                  (30,998.34)                             ($30,998.34)
-------------------------------------------------------------------------------------------------
 4. OTHER RECONCILING ITEMS                                                                $0.00
-------------------------------------------------------------------------------------------------
 5. MONTH END BALANCE PER ITEMS              $52,967.16      $230.58      $121.53     $53,319.27
-------------------------------------------------------------------------------------------------
    NUMBER OF LAST CHECK
 6.  WRITTEN                                       8824          105         1104
-------------------------------------------------------------------------------------------------


--------------------------------------------
INVESTMENT ACCOUNTS                          Account #1  Account #2   Account #3
-------------------------------------------------------------------------------------------------
BANK , ACCOUNT NAME & NUMBER                  DATE OF     TYPE OF      PURCHASE    CURRENT VALUE
                                              PURCHASE    INSTRUMENT     PRICE
-------------------------------------------------------------------------------------------------
 7.     ACCOUNT NUMBER
-------------------------------------------------------------------------------------------------
 8.     PURPOSE (TYPE):
-------------------------------------------------------------------------------------------------
 9. BALANCE PER BANK STATEMENT
-------------------------------------------------------------------------------------------------
    ADD:  TOTAL DEPOSITS NOT
10.  CREDITED
-------------------------------------------------------------------------------------------------
11. TOTAL INVESTMENTS
-------------------------------------------------------------------------------------------------


--------------------------------------------
CASH
-------------------------------------------------------------------------------------------------
12. CURRENCY ON HAND                                                                     $300.00
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
13. TOTAL CASH - END OF MONTH                                                         $53,619.27
-------------------------------------------------------------------------------------------------


--------------------------------------------------------
CASE  NAME:                     Venus Exploration, Inc               ACCRUAL BASIS-6
--------------------------------------------------------

--------------------------------------------------------
CASE  NUMBER:                   02-13109-BP-11                            3/19/04
--------------------------------------------------------

                                                               MONTH: Feb., 2004
                                                                     ----------------------------

--------------------------------------------------------
PAYMENTS  TO  INSIDERS  AND  PROFESSIONALS
--------------------------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO
INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE)
AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF
COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING
ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.





---------------------------------------------------------------------
INSIDERS
---------------------------------------------------------------------
                                TYPE  OF    AMOUNT      TOTAL PAID
            NAME                PAYMENT     PAID        TO DATE
1. Ames Energy Company          Schedule 10                   $3,638
---------------------------------------------------------------------
2. John Y Ames                  Schedule 10     $11,022     $134,209
---------------------------------------------------------------------
3. Terry Hardeman               Schedule 10      $7,485      $75,451
---------------------------------------------------------------------
4. E L Ames, Jr                 Schedule 10      $1,444      $17,557
---------------------------------------------------------------------
5.
---------------------------------------------------------------------
6. TOTAL  PAYMENTS
   TO  INSIDERS                                 $19,951     $230,855
---------------------------------------------------------------------


-------------------------------------------------------------------------------------------------
PROFESSIONALS
-------------------------------------------------------------------------------------------------
                                    DATE  OF  COURT                               TOTAL
                                  ORDER        AMOUNT      AMOUNT     TOTAL  PAID INCURRED
                                 AUTHORIZING
                 NAME             PAYMENT     APPROVED      PAID       TO  DATE   & UNPAID *
-------------------------------------------------------------------------------------------------
1. Ed Birkelo                     4/22/2003                   $2,950      $35,300           $550
-------------------------------------------------------------------------------------------------
2. Larry Bennett                  4/22/2003                               $29,700
-------------------------------------------------------------------------------------------------
3. Gloria Barrett                 4/22/2003                   $3,901      $42,221
-------------------------------------------------------------------------------------------------
4. Alan Bailey                    4/22/2003                               $10,615
-------------------------------------------------------------------------------------------------
5.
-------------------------------------------------------------------------------------------------
6. TOTAL  PAYMENTS
   TO  PROFESSIONALS                                          $6,851     $117,836           $550
-------------------------------------------------------------------------------------------------

*    INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

-----------------------------------------------------------------------------------
POSTPETITION  STATUS  OF  SECURED  NOTES,  LEASES  PAYABLE  AND ADEQUATE
PROTECTION  PAYMENTS
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
NAME OF CREDITOR                            SCHEDULED   AMOUNTS
                                            MONTHLY     PAID          TOTAL
                                            PAYMENTS    DURING        UNPAID
                                            DUE         MONTH         POSTPETITION
-----------------------------------------------------------------------------------
 1. Frost Bank - Schedule 11                     $8,049        $8,049           $0
-----------------------------------------------------------------------------------
 2. North Frost Center                           $4,000        $4,000           $0
-----------------------------------------------------------------------------------
 3. Alamo Leasing                                $1,963        $1,963           $0
-----------------------------------------------------------------------------------
 4. Manifest Funding                             $1,596        $1,596           $0
-----------------------------------------------------------------------------------
 5. GE Capital                                     $279          $279           $0
-----------------------------------------------------------------------------------
 6. TOTAL                                       $15,887       $15,887           $0
-----------------------------------------------------------------------------------





----------------------------------------------------------------------
CASE  NAME:                     Venus Exploration, Inc                ACCRUAL  BASIS-7
----------------------------------------------------------------------

----------------------------------------------------------------------
CASE  NUMBER:                   02-13109-BP-
                                 11                                        3/19/04
----------------------------------------------------------------------

                                                                      MONTH:       Feb., 2004
                                                                                   -------------

--------------------------------------------
QUESTIONNAIRE

------------------------------------------------------------------------------------------------
                                                                           YES          No
------------------------------------------------------------------------------------------------
    HAVE  ANY  ASSETS  BEEN  SOLD  OR  TRANSFERRED
 1.  OUTSIDE
    THE  NORMAL  COURSE  OF  BUSINESS  THIS  REPORTING  Note 4, Note 5      X
     PERIOD?
------------------------------------------------------------------------------------------------
    HAVE  ANY  FUNDS  BEEN  DISBURSED  FROM  ANY
 2.  ACCOUNT
    OTHER  THAN  A  DEBTOR  IN  POSSESSION  ACCOUNT?                                     X
------------------------------------------------------------------------------------------------
    ARE ANY POSTPETITION  RECEIVABLES (ACCOUNTS, NOTES,
 3.  OR
    LOANS) DUE  FROM RELATED PARTIES?                                                    X
------------------------------------------------------------------------------------------------
    HAVE  ANY  PAYMENTS  BEEN  MADE  ON  PREPETITION
 4.  LIABILITIES
    THIS REPORTING PERIOD?                                                               X
------------------------------------------------------------------------------------------------
    HAVE  ANY  POSTPETITION  LOANS  BEEN  RECEIVED BY
 5.  THE
    DEBTOR FROM ANY PARTY?                                  Note 3          X
------------------------------------------------------------------------------------------------
 6. ARE  ANY  POSTPETITION  PAYROLL  TAXES  PAST  DUE?                                   X
------------------------------------------------------------------------------------------------
    ARE  ANY  POSTPETITION  STATE  OR  FEDERAL  INCOME
 7.  TAXES
    PAST  DUE?                                                                           X
------------------------------------------------------------------------------------------------
    ARE  ANY  POSTPETITION  REAL  ESTATE  TAXES  PAST                                    X
 8.  DUE?
------------------------------------------------------------------------------------------------
    ARE  ANY OTHER POSTPETITION  TAXES  PAST                                             X
 9.   DUE?
------------------------------------------------------------------------------------------------
10. ARE  ANY  AMOUNTS  OWED  TO  POSTPETITION  CREDITORS
    DELINQUENT?                                                                          X
------------------------------------------------------------------------------------------------
    HAVE  ANY  PREPETITION  TAXES  BEEN  PAID  DURING
11.  THE
    REPORTING PERIOD?                                                                    X
------------------------------------------------------------------------------------------------
12. ARE ANY WAGE PAYMENTS PAST DUE?                                                      X
------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSURANCE
-------------------------------------------------------------------------------------------------
                                                                                   YES
-------------------------------------------------------------------------------------------------
1. ARE  WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
   NECESSARY INSURANCE COVERAGES IN EFFECT?                                        X
-------------------------------------------------------------------------------------------------
   ARE  ALL  PREMIUM  PAYMENTS  PAID                                               X
2.  CURRENT?
-------------------------------------------------------------------------------------------------
3. PLEASE  ITEMIZE  POLICIES  BELOW.
-------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.



-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------
                                            INSTALLMENT  PAYMENTS
-------------------------------------------------------------------------------------------------
        TYPE  OF                                                                   PAYMENT AMT
         POLICY                               CARRIER   PERIOD COVERED             & FREQUENCY
-----------------------------------------------------------------------------------
   Crime Policy                 Hartford Causality      7/1/03 - 6/30/06            178.33 per
                                                                                    month
   ----------------------------------------------------------------------------------------------
   Auto                         Chubb                   10/1/03 - 3/31/04          Paid up
   ----------------------------------------------------------------------------------------------
   Auto                         Catto and                                          Paid up
                                 Catto                  10/1/03 - 3/31/04
   ----------------------------------------------------------------------------------------------
   Commercial Fire              Central Insurance Co    10/1/03 - 9/30/04          Paid Up
   ----------------------------------------------------------------------------------------------
   General  Liability           St Paul Surplus Line Ins                           Paid Up
                                 Co                      8/1/03 - 7/31/04
   ----------------------------------------------------------------------------------------------
   Workman Compensation         Texas Mutual             6/1/03 - 5/31/04          Paid Up
   ----------------------------------------------------------------------------------------------


Note 1
-------------------------------
An involuntary petition of bankruptcy was filed against Venus Exploration, Inc on October 9, 2002 and Venus' response to such petition was filed October 31, 2002. Venus subsequently filed a "Notice of Consent to Entry of Order of Relief" on February 26, 2003. On February 27, 2003 the Court entered an order for relief under Chapter 11 of the Bankruptcy Code.


Note 2
-------------------------------

Venus maintains it books and accounting records on the accrual method of accounting, and accordingly recognizes income in the month oil and gas is produced. The income is not reported to Venus and payment is not received for approximately two months after production. As of the date of this report, the production for February was not known. We, therefore, accrued an estimated amount of income based on historical production. Also, all expense amounts for well operations were not available at the time of this report and certain estimates were made.

The difference between the year to date accrual for the MOR and the year to date actual is an adjustment to retained earnings.

Note 3
-------------------------------

In accordance with an Order Granting Venus Exploration Inc.'s Motion to
Obtain Unsecured Credit Allowable as an Administration Expense Pursuant to 11 USC 364(b), Venus obtained a loan of $125,000 to purchase Directors' and Officers' insurance for the period May 21, 2003 until May 21, 2004. The prepaid insurance cost is included in Prepaid Expenses on Line 7 of the Balance Sheet, the Note Payable is shown on Line 19, and accrued interest payable is included on Line 22. Accrued interest expense is included on Line 18 of the Income Statement.

Payment of principal and interest on the note is subject to subordination in accordance with the above referenced Order.

Note 4
-------------------------------

On February 9, the Company signed a Purchase and Sale Agreement to sell substancially all of its assets. On February 27, 2004, the Court ordered that the Company is authorized to seek approval of the sale as contemplated by the Purchase and Sale Agreement. The Court also ordered that Venus is authorized to receive alternative bids. As of March 17, 2004, the deadline for receiving alternative bids, one additional bid was received. An auction will be held on March 24, 2004 to determine whose bid will be accepted.

Note 5
-------------------------------

At a hearing on March 4, 2004, the Company requested authority to sell its interest in the Tortuga Grande Prospect in Smith County. On March 8, 2004, the Court ordered that the Company is authorized to sell its interest. The transaction will be reported in the March Monthly Operating Report.

Schedule 1 - Other Assets
-------------------------------

   Utility Deposit                                                                     6,545.00
                                                        ----------------------------------------
                                                                                       6,545.00
                                                        ----------------------------------------

Schedule 2 - Other Prepetition Liabilities
--------------------------------------------

   Rent Deposit                                                                       20,477.92
   Deferred Federal Income Tax                                                         1,475.00
   Obligations Under Capital Lease                                                     3,978.91
                                                        ----------------------------------------
                                                                                      25,931.83
                                                        ----------------------------------------

Schedule 3 - General and Administrative Expenses
-------------------------------------------------
    Salaries                                                                           3,762.50
    Payroll taxes                                                                        603.20
    Misc. employee expense                                                             2,777.50
    Auto expense                                                                       3,383.87
    Supplies                                                                           1,149.49
    Bank fees                                                                             78.27
    Legal & accounting serv.                                                           9,104.49
    Consultants                                                                       13,470.35
    Rent                                                                               3,749.88
    Travel & entertainment                                                             1,176.64
    Insurance                                                                            822.34
    General Taxes                                                                      3,880.00
    Telephone                                                                          1,500.79
    Postage                                                                              433.01
    Professional Seminars
    Dues, subs & pubs
    Bankruptcy Expense
    Other G&A                                                                          4,724.35
    Corporate expenses                                                                 1,366.58
    Overhead/Fees                                                                    (11,792.74)
                                                        ----------------------------------------
       Total                                                                          40,190.52

    Less Amount reported on line 12 - Rent                                            (3,749.88)
    Less Amount reported on line 24 & 25
         Reorganization Expenses
                                                        ----------------------------------------

   Amount reported on line 11                                                         36,440.64
                                                        ========================================

Schedule 4 - Other Operating Expenses
--------------------------------------------

   Production Taxes                                        11,784.52
   Lease Operating Expense                                 47,159.33
   Ad Valorem Taxes
   Geological and Geophysical - Overhead                    4,385.93
   Delat Rental                                             5,344.75
                                                        -------------
                                                           68,674.53
                                                        =============

Schedule 5 - Non-Operating
 Income
-------------------------------
   Interest Income                                          1,078.19
   Misc Income                                                  0.00

                                                        -------------
                                                            1,078.19
                                                        =============
Schedule 6 - Other Reorganization Expenses
--------------------------------------------
                                                                0.00
                                                                0.00
                                                        -------------
                                                                0.00
                                                        =============

Schedule 7 - Other Non-Operating Receipts
--------------------------------------------
   Expense Reimbursement                                      405.66
   Overhead Collections
    Received                                                1,264.04
   Voided Checks                                            3,025.10
                                                        -------------
                                                            4,694.80
                                                        =============
Schedule 8 - Other Operating Disbursements
--------------------------------------------

As stated in Note 2, Venus maintains its books and records on the accrual method of accounting. As such, each expense is charged to its proper account as it is incurred, and payment is made when such payment is due. The amount shown on Line 25 is the total amount paid during February, except payroll and taxes which are shown on Lines 12 and 13.


Schedule 9 - Note Re: Payroll Tax Payments
--------------------------------------------
Payroll taxes are paid by payroll preparation company, ADP.

Schedule 10 - Payments to Insiders
----------------------------------


                                                Current Month
                                             ------------------------
                                    Fee      Health Ins     Auto           Total
                                --------------------------------------------------
   Ames Energy                                                                0.00
   John Ames                       9,000.00    1,077.13       945.00     11,022.13
   Terry Hardeman                  7,485.00                               7,485.00
   E L Ames, Jr                                  466.17       978.00      1,444.17
                                ---------------------------------------------------
                                  16,485.00    1,543.30     1,923.00     19,951.30
                                ---------------------------------------------------

                                                Total to Date
                                                ------------
   Ames Energy                     3,637.50                               3,637.50
   John Ames                     109,866.70   12,925.56    11,416.30    134,208.56
   Terry Hardeman                 75,451.44                              75,451.44
   E L Ames, Jr                                5,594.04    11,963.09     17,557.13
                                ---------------------------------------------------
                                 188,955.64   18,519.60    23,379.39    230,854.63
                                ---------------------------------------------------

Schedule 11 - Interest Expense
-------------------------------
   D&O Insurance Loan - Note 3                                              645.55
   Frost Bank                                                            13,251.50
   Other                                                                      6.00
                                                        ---------------------------
                                                                         13,903.05
                                                        ---------------------------


Note: Effective July 1, 2003, Frost Bank began charging the default rate of interest of 11 % on the loan balance of 1,500,000 rather than the normal rate of 6.25%. As of February 28, 2004 a restricted cash balance of 1,948,601.09 was on deposit at Frost bank. (Sch 15) On August 21, 2003 a hearing was held to determine to whom the restricted cash should be paid. On March 17, 2004, the Court ordered that a portion of the restricted cash balance (Approximately 422,000) be paid to Frost Bank as payment on the note. The Court has not yet ordered disposition of the balance of the restricted cash. The Company is accruing interest expense based on the 11% rate, and making payments based on the 6.25% rate.


Schedule 12 - Cash Receipts and Disbursements
--------------------------------------------
   The cash decreased 16,035 in February.

Schedule 13 - Revenue
-------------------------------
   Revenue decreased 3,111 in February.

Schedule 14 - Professional Fees
-------------------------------

   To date the Court has approved the following professional fees.
   The expense for these amounts was shown on line 23 of the November, 2003 Income Statement and the payable is included on line 20 of the Balance Sheet.



   Pressler Petroleum Consultants, Inc                                   13,443.58
   Leonard Pipkin                                                        19,440.61
   Plunket and Gibson                                                    42,493.96
   Cotham, Harwell, and Evans                                            70,044.21
   Hite McNichol & Associates                                            68,564.60
   Jason R. Searcy, P.C.                                                 63,845.30
                                                        ---------------------------

                                                                        277,832.26
                                                        ===========================



Schedule 15 - Restricted Cash
-------------------------------
   Balance at Beginning of Month                                      1,947,522.90
   Interest Earned                                                        1,078.19
                                                        ---------------------------
   Balance at End of Month                                            1,948,601.09
                                                        ===========================

Schedule 16 - Prepaid Expenses
   Prepaid General Insurance                                             10,962.08
   Prepaid D & O Insurance -
    Note 3                                                              125,000.00
   Prepaid Capital Costs                                                 53,257.12
   Prepaid Maintenance and
    Other                                                                 5,471.96
                                                        ---------------------------
                                                                        194,691.16
                                                        ===========================